SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                                      Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        November 30 , 2001
                                                --------------------------------


                         WORLDPORT COMMUNICATIONS, INC.
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               (Exact name of registrant as specified in charter)


Delaware                          000-25015                      84-1127336
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(State or other jurisdiction     (Commission                   (IRS Employer
      of incorporation)          file number)                Identification No.)


975 Weiland Road, Buffalo Grove, Illinois                           60089
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(Address of principal executive offices)                         (zip code)




Registrant's telephone number, including area code   (847) 229-8200
                                                  ------------------------------




                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  ------------

                  On November 30, 2001, WorldPort Communications, Inc. (the "Registrant") filed a press release announcing that it is ceasing operations at its Data Center in Dublin, Ireland. A copy of the press release is attached as
Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

(c)      Exhibits.
         --------

99.1 Press Release of WorldPort Communications, Inc. dated as of November 30, 2001.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               WORLDPORT COMMUNICATIONS, INC.
Date:  December 6, 2001


                                               By: /s/ John T. Hanson
                                                  ------------------------------
                                               Name: John T. Hanson
                                               Title:  Chief Financial Officer